Exhibit 99.1

CIM COMMERCIAL TRUST CORPORATION SECOND QUARTER 2015 INVESTOR PRESENTATION 1

IMPORTANT DISCLOSURES FORWARD-LOOKING STATEMENTS The information set forth herein contains "forward-looking statements" and projections. You can identify these statements and projections by the fact that they do not relate strictly to historical or current facts or discuss the business and affairs of CIM Commercial Trust Corporation (“CMCT”) on a prospective basis. Further, statements that include words such as "may," "will," "project," "might," "expect," "believe," "anticipate," "intend," "could," "would," "estimate," "continue" "pursue," or "should" or the negative or other words or expressions of similar meaning, may identify forward-looking statements. CMCT bases these forward-looking statements and projections on particular assumptions that it has made in light of its experience, as well as its perception of expected future developments and other factors that it believes are appropriate under the circumstances. The forward-looking statements and projections are necessarily estimates reflecting the judgment of CMCT and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements and projections. Accordingly, no representations or warranties are made regarding any forward-looking statements or projection and there can be no assurance that the results and events contemplated by the forward-looking statements and projections contained herein will in fact transpire . As you read and consider the information herein, you are cautioned to not place undue reliance on any forward-looking statements and projections. Forward-looking statements and projections are subject to risks, uncertainties and other factors, including those set forth in CMCT’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014. New factors emerge from time to time, and it is not possible for CMCT to predict all of them. Nor can CMCT assess the impact of each such factor or the extent to which any factor, or combination of factors may cause results to differ materially from those contained in any forward-looking statements or projections. CMCT undertakes no obligation to publicly update or release any revisions to forward-looking statements and projections contained herein to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as required by law. CMCT, its affiliates and their respective partners, members, equity holders, employees, officers, directors, agents, and representatives shall have no liability for any misstatement or omission of fact or any opinion expressed herein. 2

Cim Commercial trust CIM COMMERCIAL TRUST (NASDAQ: CMCT) Portfolio Quality real estate portfolio in high density, high barrier–to-entry urban markets including: San Francisco Bay Area Washington, DC Los Angeles 21 Office properties, 5.6 million rentable square feet accounted for 82% of TTM cash NOI1 Class A and creative office in vibrant, improving urban communities Diluted Shares Outstanding1 97.6 million Share Price1 $17.67 Enterprise Value1 $2.3 billion CIM Group $20.3 billion AUM with 65+ institutional investors2 500+ total employees1 13 principals including all of its founders 240+ professionals Manager of CMCT Beneficial owner of 1.4 million shares of CMCT CMCT is the only CIM Group-affiliated fund actively investing in stabilized office properties As of June 30, 2015 For CIM I/II, CIM III, CIM VI, CIM VIII, and CIM's strategic partnership accounts, Assets Under Management ("AUM") include total gross assets at fair value as of March 31, 2015 (including the shares of such assets owned by joint venture partners), as well as committed but as-yet unfunded capital commitments as of March 31, 2015. For CMCT, AUM is based on management's estimate of the fair value of total gross assets, as of March 31, 2015. 3

KEY EVENTS IN CMCT'S HISTORY

CMCT

2005 — 2005
CIM Group formed CIM Urban REIT with an institutional investor base

2005 - 2013 — Pre-merger
As a private closed-end fund[1], CIM Urban REIT generated an annualized total return of 8.2%, with average leverage of 18.6%, versus a 5.7% return, with average leverage of 24.3%, for the NFI-ODCE[1]

2014 — March 2014
CIM Urban REIT completed its merger with PMC Commercial Trust ("PMC"), a publicly traded mortgage REIT

2014 — April 2014
Company renamed to "CIM Commercial Trust Corporation"; changed NASDAQ ticker to "CMCT"

2014 — August 2014
Charles Garner appointed CEO; Mr. Garner is one of CIM Group's most senior principals

Company announces it is exploring strategic alternatives for its lending business in order to focus on urban office real estate assets

2014 — September 2014
Completed $850 million unsecured credit facility with syndicate of 18 banks

2014 — December 2014
Received investment grade rating (Baa3) from Moody's Investors Services

2015 — May 2015
Closed $385 million seven-year unsecured term loan facility

Targeting Disposition Proceeds of ~$400 million From Non-Core Assets
(Mortgage Platform + Hotels + Orange County Office)

1 *For the period beginning with the quarter ended September 30, 2005, the first full quarter after the initial acquisition, through December 31, 2013, the final full quarter before the merger. National Council of Real Estate Investment Fiduciaries (NCREIF), NCREIF Fund Index (NPI) - Open End Diversified Core Equity (ODCE). See important disclosures on page 20.*

4

CMCT INVESTMENT THESIS

CMCT

Urban Office Focus + Expertise of Large Scale Platform + Ability To Move Growth Needle

Coastal Urban Class A and Creative Office Portfolio	▪ Invested in high-barrier-to-entry sub-markets where CIM Group anticipates outsized rent growth ▪ San Francisco Bay Area, Washington D.C. and Los Angeles accounted for 82% of TTM office cash NOI
Same Store Growth Opportunity	▪ Lease-up (office 86.5% leased and 85.2% occupied)[1] ▪ Mark-to-market ▪ Value-add/development
Premier Institutional Manager	▪ Large scale platform with vertically integrated team ▪ Proprietary "Qualified Community" approach ▪ Disciplined, relative-value investor with sightlines across all major U.S. urban markets

Acquisition Pipeline	▪ Extensive sourcing capabilities:
	    ▪ 240+ professionals
	    ▪ ~70% of CIM Group's real estate acquisitions sourced off-market since inception[1]

Conservative Capital Structure	▪ Debt-to-undepreciated cost of 31.7%[1] ▪ Average debt-to-undepreciated cost of 24.3% since 2005

1 As of June 30, 2015

5

CMCT PORTFOLIO OVERVIEW

CMCT


CMCT Office
CMCT Multifamily
CMCT Hotels
2100 Franklin Street
980 9th Street
1901 Harrison Street
Sheraton Grand Hotel
1333 Broadway
Courtyard Oakland
2101 Webster Street
211 Main Street
260 Townsend Street
1 Kaiser Plaza
7083 Hollywood Boulevard
4750 Wilshire Boulevard
11620 Wilshire Boulevard
11600 Wilshire Boulevard
500 W Santa Ana Boulevard
8965 Lindblade Street
LAX Holiday Inn
4649 Cole Avenue
3839 McKinney Avenue
3636 McKinney Avenue
3601 S Congress Avenue
Memorial Hills
47 E 34th Street
370 L'Enfant Promenade
830 1st Street
899 & 999 N Capitol Street
800 N Capitol Street NW
200 S College Street

	Office	Multi-family	Hotel	Total[1]
# of properties	21	5	3	29
SF	5.6mm	830k	803k	7.2mm
Units/keys	NA	930	1,070	-
Occupancy[2,3]	85.2%	89.0%	84.5%	-
Avg. rent/ADR[4]	$36.37	$1,712	$130.77	-
TTM NOI (millions)[1]	**$101.7**	**$4.6**	**$17.9**	**$124.2**

Cash NOI by Segment, TTM


Hotel, 14%
Office, 82%
Multi-Family, 4%

Note: All NOI figures contained herein are based on cash NOI unless otherwise noted. cash NOI is defined as property level GAAP basis NOI adjusted to exclude straight line rent revenue/expense and amortization of intangible assets/liabilities

1 Based on cash NOI; 12-months ending June 30, 2015

2 Certain ancillary properties were excluded from the calculation of the occupancies presented above

3 Includes 36.4% occupancy for New York property that was being re-leased on an individual unit basis due to the termination of a corporate housing lease.

4 For office, represents gross monthly base rent per square foot under leases commenced as of June 30, 2015, multiplied by twelve. This amount reflects total cash rent before abatements. Where applicable, annualized rent has been grossed up by adding annualized expense reimbursements to base rent per unit. Annualized rent for certain office properties includes rent attributable to retail. For multifamily, represents gross monthly base rent under leases as of the specified period, divided by occupied units. This amount reflects total cash rent before concessions. Hotel average daily rate represents 1H'15.

6

Same store growth opportunity Same Store NOI CAGR 6%-8% 1/3 Lease-up 2/3 Mark-to-market Development CAGR 1%-2% Land already controlled Total CAGR of 7%-10% TARGETING SAME STORE OFFICE AND MULTIFAMILY CASH NOI CAGR OF 6% - 8% THROUGH 2020 7 Please see important disclosures on page 2 Development SS + Development NOI CAGR 7%-10% Mark-to-market + Rent bumps Lease-up + Rent bumps 12/31/2020 TTM CASH NOI TTM Cash NOI $106M 6/30/2015

Accomplished leadership Charles Garner CMCT Chief Executive Officer and CIM Group Principal CEO of CMCT and serves on CIM Group’s Investment and Asset Management Committees Prior to joining CIM, worked closely with the firm in various capacities since 1996, including originating and managing Federal Realty Investment Trust’s partnership with CIM Has been involved in billions of dollars of real estate transactions including the acquisition, joint venture investment, disposition and equity and debt financing of more than 100 properties Began career as a C.P.A. at PricewaterhouseCoopers and has held various transactional positions with Federal Realty, Walker & Dunlop and The Stout & Teague Companies B.S. degree in Management from Tulane University’s A.B. Freeman School of Business David Thompson CMCT Chief Financial Officer and CIM Group Principal Prior to joining CIM in 2009, spent 15 years with Hilton Hotels Corporation, most recently as Senior Vice President and Controller responsible for worldwide financial reporting, financial planning and analysis, risk management, internal control and technical accounting compliance Tenure at Hilton included both SEC compliance as a public company and reporting as a private equity portfolio company Began career as a C.P.A. at Arthur Andersen & Co. Terry Wachsner CIM Group Principal, Head of Property Management Prior to joining CIM in 2005, was Director of Asset Services for Continental Development Corporation Prior to Continental, was Executive Managing Director for Kennedy-Wilson Properties, Ltd. where he was responsible for the operations and leasing of a 75 million square foot national portfolio of office, retail, industrial, and apartments From 1980 to 1998, headed up Heitman Properties, Ltd. as President of Property Management Richard Ressler CIM Group Principal and CMCT Chairman of the Board Co-founder of CIM Group in 1994 and chairs the firm’s Investment and Asset Management Committees Founder and President of Orchard Capital Corp., a firm that provides consulting and advisory services to companies in which Orchard Capital or its affiliates invest Chairman of the board of j2 Global, Inc. (NASDAQ "JCOM") Served as Chairman and CEO of JCOM from 1997 to 2000 Co-founded and served as Vice Chairman of Brooke Group Limited, the predecessor of Vector Group, Ltd. (NYSE "VGR") Previously worked at Drexel Burnham Lambert, Inc. and began his career as an attorney with Cravath, Swaine and Moore, LLP B.A. from Brown University, and J.D. and M.B.A. degrees from Columbia University Avi Shemesh CIM Group Principal and CMCT Board Member Shaul Kuba CIM Group Principal and CMCT Board Member Co-Founder and a Principal of CIM Group Responsible for the day-to-day operations of CIM Group, including leading the development group and sourcing new investment transactions Serves on the firm's Investment and Asset Management Committees Active real estate investor for over 24 years Co-Founder and a Principal of CIM Group Responsible for the day-to-day operations of CIM Group, including strategic initiatives, property management and leasing and investor relations Head of CIM’s Investments Group and serves on the firm’s Investment and Asset Management Committees 8

Strategies Core/Stabilized Equity Value-Add Equity Opportunistic Equity Debt Infrastructure CIM GROUP OVERVIEW – THE MANAGER Established Established in 1994 as a partner for investors seeking to capitalize on U.S. urbanization Office Locations Headquartered in Los Angeles Offices in New York City, San Francisco Bay Area, Washington DC Metro Area and Dallas Experience Since inception, CIM Group has owned or currently has under development1 15.0 million square feet of office 5.7 million square feet of retail 11,900 residential units 6,900 hotel rooms As of March 31, 2015. Residential Units include both condo and apartment units. The examples above have been selected to generally illustrate the investment philosophy of CIM, and may not be representative of future investments. Past performance is not a guarantee of future results. 432 Park Avenue (New York) Dolby Theatre (Los Angeles) 11 Madison Avenue (New York) 9

CIM GROUP COMPETITIVE ADVANTAGES Seasoned, Vertically-Integrated Team Full-service investment manager Research, investment, acquisition and finance Development, leasing and management “Qualified Community” Approach Sector-agnostic focus: Market values that are below long-term intrinsic values; or Underserved or improving areas with dedicated resources that should lead to outsized rent growth Disciplined Underwriting CIM underwrites prospective investments using multiple scenarios Employs current and long-term market cap rates and interest rates Underwritten on unleveraged and leveraged basis CMCT Benefits From CIM Group’s Large Scale Platform deal sourcing + capital markets + operational expertise 10

SUMMARY

CMCT

Urban Office Focus + Expertise of Large Scale Platform + Ability To Move Growth Needle

Coastal Urban Class A and Creative Office Portfolio	▪ Invested in high-barrier-to-entry sub-markets where CIM Group anticipates outsized rent growth ▪ San Francisco Bay Area, Washington D.C. and Los Angeles accounted for 82% of TTM office cash NOI
Same Store Growth Opportunity	▪ Lease-up (office 86.5% leased and 85.2% occupied)[1] ▪ Mark-to-market ▪ Value-add/development
Premier Institutional Manager	▪ Large scale platform with vertically integrated team ▪ Proprietary "Qualified Community" approach ▪ Disciplined, relative-value investor with sightlines across all major U.S. urban markets

Acquisition Pipeline	▪ Extensive sourcing capabilities:
	  ▪ 240+ professionals
	  ▪ ~70% of CIM Group's real estate acquisitions sourced off-market since inception[1]

Conservative Capital Structure	▪ Debt-to-undepreciated cost of 31.7%[1] ▪ Average debt-to-undepreciated cost of 24.3% since 2005

1 As of June 30, 2015

11

appendix 12

CMct Real Estate Portfolio 13 Property Market Office Square Footage Multi-family Units Hotel Rooms 200 S. College Street (BB & T Center) Charlotte, NC 567,578 1 Kaiser Plaza Oakland, CA 531,477 980 9th Street & 1010 8th Street Sacramento, CA 480,639 2101 Webster Street Oakland, CA 472,636 211 Main Street San Francisco, CA 415,120 370 L'Enfant Promenade District of Columbia 407,321 999 N Capitol Street District of Columbia 321,544 899 N Capitol Street District of Columbia 314,317 800 N Capitol Street District of Columbia 312,610 1901 Harrison Street Oakland, CA 272,161 830 1st Street District of Columbia 247,337 1333 Broadway Oakland, CA 239,821 2100 Franklin Street Oakland, CA 216,666 11620 Wilshire Boulevard Los Angeles, CA 192,621 3601 S Congress Avenue Austin, TX 182,849 4750 Wilshire Blvd Los Angeles, CA 143,361 7083 Hollywood Boulevard Los Angeles, CA 82,180 260 Townsend San Francisco, CA 65,760 11600 Wilshire Boulevard Los Angeles, CA 54,979 500 W Santa Ana Boulevard (Civic Center) Orange County, CA 37,116 Lindblade Media Center Los Angeles, CA 32,428 Total Office Portfolio 5,590,521 4649 Cole Avenue Dallas, TX 334 Memorial Hills Houston, TX 308 47 E 34th Street New York, NY 110 3636 McKinney Avenue Dallas, TX 103 3839 McKinney Avenue Dallas, TX 75 Total Multifamily Portfolio 930 Sheraton Grand Hotel Sacramento, CA 503 LAX Holiday Inn Los Angeles, CA 405 Courtyard Oakland Oakland, CA 162 Total Hotel Portfolio 1,070 Total Portfolio 5,590,521 930 1,070 1 901 N Capitol Street is a 39,696 square foot parcel of land located between 899 and 999 N Capitol Street. The land parcel is entitled to develop an additional 270,172 square foot building.

CIM GROUP – QUALIFIED COMMUNITIES Improving demographic trends Public commitment consistent with CIM Group’s views Demonstrated other private investment Underserved niches in the community’s real estate infrastructure Potential to invest a minimum of $100 million of opportunistic equity Primary Qualifying Criteria CIM Group has qualified 97 communities since its inception in 1994 and invested in 48 Research-driven approach with history of conservative use of leverage 14

CIM QUALIFIED COMMUNITIES 15 CMCT Properties Areas with CIM Group Investment(s) Areas Approved for Investment CIM Headquarters CIM Group Corporate Offices

CONSOLIDATED STATEMENTS OF OPERATIONS AND FUNDS FROM OPERATIONS CMCT

	Three Months Ended June 30, 2015	Three Months Ended June 30, 2014	Six Months Ended June 30, 2015	Six Months Ended June 30, 2014
	(in thousands, except per share amounts) (Unaudited)			
REVENUES:				
Rental and other property income	$ 63,171	$ 60,804	$ 126,569	$ 120,626
Expense reimbursements	3,263	2,646	6,444	4,997
Interest and other income	485	1,737	1,145	2,161
	66,919	65,187	134,158	127,784
EXPENSES:				
Rental and other property operating	32,985	30,439	65,694	60,025
Asset management and other fees to related parties	7,456	6,338	14,665	12,075
Interest	5,586	4,565	10,989	8,602
General and administrative	1,955	2,357	4,547	3,131
Transaction costs	373	32	801	500
Depreciation and amortization	17,566	17,286	36,694	33,915
	65,921	61,017	133,390	118,248
Bargain purchase gain	-	-	-	4,918
INCOME FROM CONTINUING OPERATIONS	998	4,170	768	14,454
DISCONTINUED OPERATIONS:				
Income from operations of assets held for sale	3,984	4,344	6,946	5,277
INCOME FROM DISCONTINUED OPERATIONS	3,984	4,344	6,946	5,277
NET INCOME	4,982	8,514	7,714	19,731
Net income attributable to noncontrolling interests	(6)	(115)	(6)	(113)
NET INCOME ATTRIBUTABLE TO STOCKHOLDERS	$ 4,976	$ 8,399	$ 7,708	$ 19,618
COMPREHENSIVE INCOME	$ 4,976	$ 8,399	$ 7,708	$ 19,618
BASIC AND DILUTED INCOME PER SHARE:				
Continuing operations	$ 0.01	$ 0.04	$ 0.01	$ 0.15
Discontinued operations	$ 0.04	$ 0.05	$ 0.07	$ 0.05
Net income	$ 0.05	$ 0.09	$ 0.08	$ 0.20
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:				
Basic	97,589	97,571	97,586	96,758
Diluted	97,589	97,576	97,586	96,764
FUNDS FROM OPERATIONS				
Net income attributable to stockholders	$ 4,976	$ 8,399	$ 7,708	$ 19,618
Depreciation and amortization	17,566	17,286	36,694	33,915
Net income attributable to noncontrolling interests	6	115	6	113
FFO	$ 22,548	$ 25,800	$ 44,408	$ 53,646
FFO per diluted share	$ 0.23	$ 0.26	$ 0.46	$ 0.55

16

CONSOLIDATED BALANCE SHEETS 17 June 30, 2015 December 31, 2014 (in thousands, except per share amounts) (Unaudited) ASSETS Investments in real estate, net $ 1,700,414 $ 1,715,937 Cash and cash equivalents 22,552 17,615 Restricted cash 7,612 8,861 Accounts receivable, net 12,450 10,754 Deferred rent receivable and charges, net 100,052 97,630 Other intangible assets, net 18,683 20,433 Other assets 11,607 14,653 Assets held for sale, net 217,418 208,799 TOTAL ASSETS $ 2,090,788 $ 2,094,682 LIABILITIES AND EQUITY LIABILITIES: Debt $ 647,644 $ 608,714 Accounts payable and accrued expenses 29,840 35,512 Intangible liabilities, net 7,347 8,657 Due to related parties 9,807 9,186 Other liabilities 25,142 23,006 Liabilities associated with assets held for sale 45,382 49,791 Total liabilities 765,162 734,866 COMMITMENTS AND CONTINGENCIES EQUITY: Common stock, $0.001 par value; 200,000,000 shares authorized; 97,696,863 and 97,688,863 shares issued; and 97,589,598 and 97,581,598 shares outstanding at June 30, 2015 and December 31, 2014, respectively 98 98 Additional paid-in capital 1,825,098 1,824,381 Distributions in excess of earnings (495,608) (460,623) Stockholders’ equity before treasury stock 1,329,588 1,363,856 Less: Treasury stock, at cost, (4,901) (4,901) 107,265 shares outstanding Total stockholders’ equity 1,324,687 1,358,955 Noncontrolling interests 939 861 Total equity 1,325,626 1,359,816 TOTAL LIABILITIES AND EQUITY $ 2,090,788 $ 2,094,682

CMCT

DEBT SUMMARY

	Outstanding Principal Balance As of June 30, 2015 (in thousands)		Interest Rate	Maturity Date	Balance Due At Maturity Date	
11620 Wilshire Boulevard	$	33,290	5.06%	09/01/2015	$	33,068
370 L'Enfant Promenade		26,000	7.66%	12/01/2015		25,324
211 Main Street		30,656	6.65%	07/15/2018		21,136
4649 Cole Avenue		24,195	5.39%	03/01/2021		21,490
3636 McKinney Avenue		9,615	5.39%	03/01/2021		8,540
3839 McKinney Avenue		6,378	5.39%	03/01/2021		5,665
Memorial Hills		30,021	5.18%	06/05/2021		26,232
830 1st Street		46,000	4.50%	01/05/2027		42,008
MORTGAGES PAYABLE		**206,155**	**5.58%**			**183,463**
Junior Subordinated Notes	$	27,070	LIBOR + 3.25%	03/30/2035	$	27,070
Unsecured Credit Facilities		415,000	Variable[1,2]	09/30/2016		415,000
OTHER		**442,070**				**442,070**
TOTAL DEBT	**$**	**648,225**			**$**	**625,533**

[1]CIM Commercial's Unsecured Credit Facility is comprised of a revolving credit facility, a term loan, and a delayed draw term loan. At June 30, 2015, the interest rates applicable to the components of CIM Commercial's Unsecured Credit Facility were based on LIBOR plus an applicable spread determined by CIM Commercial's maximum leverage ratio. At June 30, 2015, the applicable rate for the revolving credit facility was LIBOR + 120 basis points and LIBOR + 115 basis points for both the term loan and delayed draw term loan. At June 30, 2015, the interest rate on unsecured credit facility ranged from 1.34% to 1.39%.

[2]This maturity date does not assume the exercise of the two one year extension options provided for in the credit agreement.

Note: In May 2015, CIM Commercial entered into an unsecured term loan facility with a bank syndicate pursuant to which CIM Commercial can borrow up to a maximum of $385,000. The term loan facility ranks pari passu with CIM Commercial's existing credit facility; covenants under the term loan facility are substantially the same as those in the existing credit facility. Outstanding advances under the term loan facility bear interest at (i) the base rate plus 0.60% to 1.25% or (ii) LIBOR plus 1.60% to 2.25%, depending on the maximum consolidated leverage ratio. The unused portion of the term loan facility is also subject to an unused fee of 0.20%. With some exceptions, any prepayment of the term loan facility prior to May 2017 will be subject to a prepayment fee up to 2% of the outstanding principal amount. The term loan facility matures in May 2022. As of August 6, 2015, no amount has been drawn under the term loan facility. We have six months to draw on the term loan facility. Proceeds from the term loan facility may be used for acquisitions, refinancing of existing indebtedness and other general corporate purposes.

18

MANAGEMENT AGREEMENT Investment Management Agreement - Tiered Asset Management Fee 2Q’15 Example (in millions): Master Services Agreement Base Service Fee: $1 million annually1 for management and administration services Allocated services at cost for accounting, tax, reporting, internal audit, legal, compliance, risk management, IT, human resources and corporate communications ($0.9 million in 2Q’15) Daily average gross fair value of investments ($ billion) Quarterly Fee (%) Minimum Maximum - $0.5 0.2500% $0.5 $1.0 0.2375% $1.0 $1.5 0.2250% $1.5 $4.0 0.2125% $4.0 $20.0 0.1000% 1 Subject to an annual escalation by a specified inflation factor 19 (in millions) Appraised value of RE assets, 12/31/2014 $2,664 + Other assets 45 + 1H'15 capex and other adjustments 21 2Q'15 avg. fair value of RE assets $2,730 x Quarterly tiered fee 2Q'15 Asset management fee $6.2 2Q'15 RE Assets exclude the Mortgage Platform (Book Value of $172 million) 106238 160746 Also includes changes in other assets related to RE segment 2.66 5600000 0.92 5,152,000 5600000 0.85 4,760,000 392,000 5+7 2Q'15 RE Assets exclude the Mortgage Platform (Book Value of $172 million)

Important Disclosures Annualized Total Returns are quarterly time-weighted total returns that have been geometrically linked then annualized. CIM Urban REIT quarterly total returns are leveraged investment-level gross returns (defined below), without taking into account organizational expenses and other fund-level expenses, calculated based on the product of quarterly appreciation and income returns. i. Appreciation returns are calculated by dividing the unrealized gain/loss (based on third-party appraisals and reported in the audited financials of CIM Urban REIT) by the fair market value weighted average equity for such quarter. ii. Income returns are calculated by dividing the actual net Income for the applicable quarter (NOI after interest expense) by the fair market value weighted average equity for such quarter. iii. Fair market value weighted average equity balance for any quarter is based on the fair market net asset value (NAV) at the beginning of the applicable quarter and assumes that (a) contributions for quarterly capital expenditures are made (i.e., added to the equity balance) based on the mid-quarter convention, (b) distributions are made at the end of the quarter (and so are excluded from the calculation for that quarter), (c) contributions for the purchase of new properties and repayment of loans are made on the actual contribution date, with the resulting balances time-weighted on a daily basis for the quarter, and (d) distributions are assumed to equal the NOI reduced by any payments related to the loans (interest expense and principal amortization). iv. Investment-level gross returns represent the performance of an investment in a fund based on the equity contributed to the investment by the fund and distributed to the fund from the investment, provided that (a) generally, distributions resulting from debt proceeds or third party capital used to replace equity contributions are applied as a reduction in contributions and, accordingly, are not treated as distributions; (b) any fund-level debt is allocated to the investments and assumed to be investment-level debt, the significant effects of which are as follows: (i) equity contributed is reduced by the amount of assumed debt and (ii) equity distributed is reduced by the amount of repayments on such debt; and (c) certain amounts are deemed to be held as investment-level cash reserves even though such amounts are distributed to the fund; the effects of (a) – (c) are to reduce the amount of distributions and contributions. NCREIF Fund Index (NPI) – Open-end Diversified Core Equity (ODCE) quarterly total returns are leverage gross returns sourced from http://www.ncreif.org. Average leverage is the simple average of the calendar year end leverage ratios for the period presented. CIM Urban REIT leverage is total debt over total assets, as reported in the fund's fair value basis financial statements, as of a particular calendar year end. NCREIF Fund Index (NPI) – Open-end Diversified Core Equity (ODCE) leverage is total leverage, generally calculated as total debt divided by total assets and including off balance sheet amounts. 20